JULY 22, 2002

                        DREYFUS INTERNATIONAL VALUE FUND

                            SUPPLEMENT TO PROSPECTUS

                              DATED JANUARY 1, 2002

THE FOLLOWING INFORMATION SUPERCEDES AND REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT":

The fund's primary portfolio managers are Sandor Cseh and Kirk Henry. Mr. Cseh has held this position since the fund's inception, and Mr. Henry has held this position since June 2002. Mr. Cseh and Mr. Henry each have been employed by Dreyfus since May 1996 and by The Boston Company Asset Management LLC (TBCAM), an affiliate of Dreyfus, since 1994.

Effective in the first quarter of 2003, Mr. Cseh will retire from Dreyfus and TBCAM. At that time, Mr. Henry will become the fund's sole primary portfolio manager.